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                               FIRST AMENDMENT TO
                          CORPORATE SERVICES AGREEMENT

     This Amendment, dated as of January 1, 1996, amends the Corporate Services Agreement, dated as of November 16, 1994 (the "Agreement"), by and among of Storage Trust Realty, a Maryland real estate investment trust (the "Company"), Storage Trust Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), and Storage Realty Management Co., a Delaware corporation (the "Subsidiary Company").


                               W I T N E S E T H:


     WHEREAS, the Company, the Operating Partnership and the Subsidiary Company desire to amend the Agreement as set forth in this Amendment;

     N O W, THEREFORE, the Company, the Operating Partnership and the Subsidiary Company, being all of the parties to the Agreement, hereby amend the Agreement as follows:


1.    Amendments.

      (a) Effective as of the date hereof, Section 2.4.2 of the Agreement is hereby deleted in its entirety and replaced with the following:


                 2.4.2 After  each  quarter,  the Operating Partnership shall submit to the Subsidiary Company a calculation, certified by one of its executive officers as to its accuracy, of the amount owed by the Subsidiary Company for services listed on Exhibit A that the Operating Partnership provided for the Subsidiary Company during that quarter. The amount owed by the Subsidiary Company under subsection 2.2.3 and for services listed on Exhibit A shall be the lesser of (i) $50,000 per quarter or (ii) the amount owed under subsection 2.2.3 plus the amount determined on the following basis:



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            3% of Gross Receipts From
            Sales of Locks, Boxes and Other Items and the Processing of Insurance and 45% of Subsidiary Company's
            Gross Income from Truck Rental
            Business (Including Compensation Received in Respect of Doing
            Proper Paperwork for Truck Rentals)
            at Properties
            Owned by Operating
            Partnership

       Amount Owed  =          +

            Number of Properties Managed         Total Operating Partnership
            by Subsidiary Company                General Administrative
            Total Number of Properties    x      Expenses for the Quarter, Minus
            Owned or Managed by Operating        such Expenses Reimbursed by the
            Partnership and Subsidiary Company   Company


     (b) Effective as of the date hereof, line 14 on EXHIBIT A to the Agreement is hereby deleted in its entirety and replaced with the following:

       14. Sales of Locks, Boxes and Other Items and Processing of Insurance and Truck Rental and Related Site Use at Operating
                              Partnership Properties


      2. Continuing Effectiveness. As herein amended, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

      3.    Defined  Terms.    Capitalized  terms  used and not defined herein
shall have the respective meanings assigned such terms in the Agreement.

      4. Governing Law. This Amendment shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, by the laws of the State of Missouri, in which it has a situs.

      5. Severability. If any provision of this Amendment shall be held invalid by a court with jurisdiction over the parties to this Amendment, then such provision shall be deleted from the Amendment, which shall then be construed to give effect to the remaining provisions thereof. If any one or more of the provisions contained in this Amendment or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then, to the maximum extent permitted by law, such invalidity, illegality or enforceability shall not affect any other provisions of this Amendment, the Agreement or any other such instrument.



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       6.    Counterparts.    This  Amendment  may  be  executed in one or more
counterparts, each of which shall be deemed an original, but all of which taken together shall be considered one and the same instrument.

       7.    Limitation  of  Liability  of  Shareholders  and  Officers  of the
Company.    ANY  OBLIGATION  OR  LIABILITY WHATSOEVER OF THE COMPANY WHICH MAY
ARISE AT ANY TIME UNDER THIS AMENDMENT OR THE AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY OR THEREBY SHALL BE SATISFIED, IF AT ALL, OUT OF THE COMPANY'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                          STORAGE TRUST REALTY
                                          By:/s/ MICHAEL G. BURNAM
                                             Name:  Michael G. Burnam
                                             Title: Chief Executive Officer


                                          STORAGE TRUST PROPERTIES, L.P.

                                          By:   Storage Trust Realty,
                                                General Partner

                                          By:/s/ MICHAEL G. BURNAM
                                             Name:  Michael G. Burnam
                                             Title: Chief Executive Officer


                                          STORAGE REALTY MANAGEMENT CO.

                                          By:/s/ MICHAEL G. BURNAM
                                          Name:  Michael G. Burnam

                                             Title: President